UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2006

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 South 2nd Street
Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On September 14 and 15, 2006, Ron Miller, President and Chief Executive Officer, and Ajay Sabherwal, Chief Financial Officer, of Aventine Renewable Energy Holdings, Inc. (“Aventine” or the “Company”) intend to speak with and make a presentation to various investors on certain financial, operating and other information regarding the Company and the ethanol industry as a whole.

The presentation to be discussed is attached hereto as Exhibit 99.1.  The presentation is also available on the Company’s website at www.aventinerei.com.  This presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.   Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired — Not Applicable

(b)           Pro forma financial information — Not Applicable

(d)           Exhibits

                99.1         Aventine Renewable Energy Holdings, Inc Investor Presentation

This Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause Aventine’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and in its Registration Statement on Form S-1 filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site ( http://www.sec.gov ).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  September 14, 2006

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Aventine Renewable Energy Holdings, Inc Investor Presentation